SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2016
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

11. SUBSEQUENT EVENTS

In August 2016, the Company paid a dividend of $0.25 per common share.

The arbitration matter with Gulf Navigation was settled in September 2016. In addition to the amount received, the Company made reversal of other related accruals, which will have a positive accounting impact to NAT of approximately $5.3 million in total. The settlement will be recognized in the Statements of Operations in September when it was received.

On July 11, 2016, the Company announced that it had taken delivery of the second-hand Suezmax vessel Nordic Pollux.

On September 8, 2016, the Company announced that it had taken delivery of the newbuild Suezmax vessel Nordic Star.

The Company has $447.0 million outstanding on its Credit Facility as of the date of this report.